SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 22, 2004

(Date of Earliest Event Reported)

CAPSTEAD MORTGAGE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Maryland (State of Incorporation)	1-8896 (Commission File No.)	75-2027937 I.R.S. Employer Identification No.)

8401 North Central Expressway Suite 800 Dallas, Texas	75225

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 874-2323

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURES
Press Release

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

99.1	Press release issued by Capstead Mortgage Corporation dated April 22, 2004

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 22, 2004, Capstead Mortgage Corporation issued a press release announcing first quarter 2004 earnings results.

A copy of the press release is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTEAD MORTGAGE CORPORATION

April 26, 2004	By:	/s/ Phillip A. Reinsch
Phillip A. Reinsch
Chief Financial Officer and Senior Vice President